EXHIBIT NO. 10

                                  AGREEMENT
                               BY AND BETWEEN
                            MINTZ & FRAADE, P.C.,
                           and FREDERICK M. MINTZ
                                     AND
                           THE WIDECOM GROUP INC.
                           ----------------------

      This Agreement is entered into as of January 31, 2001 by and between Mintz & Fraade, P.C. (the "Law Firm"), a law firm, and Frederick M. Mintz (the "Attorney"), both located at 488 Madison Avenue, New York, New York 10022, Tel: 212-486-2500, Fax: 212-486-0701 and The Widecom Group Inc. (the
"Company"), a Canadian corporation with its principal offices located at 37 George Street North, Suite 103, Brampton, Ontario Canada L6X 1R5, Tel:
(905) 712-0505, Fax: (905) 712-0506.

                             W I T N E S S E T H
                             -------------------

      WHEREAS, the Law Firm has rendered and continues to render legal services to the Company; and

      WHEREAS, the parties hereto have agreed that 35,000 shares of the Company's common stock will be issued to the Attorney as payment for (i) legal services rendered to the Company in November and December 2000 and January 2001; (ii) legal services to be rendered to the Company in February 2001; (iii) legal services to be rendered to the Company in connection with the completion of a Registration Statement initially filed with the Securities and Exchange Commission on October 15, 1999; (iv) legal services to be rendered to the Company in connection with the upcoming Meeting of the Shareholders of the Company and (v) legal services to be rendered to the Company in connection with Nasdaq related issues.

      NOW THEREFORE, the parties hereby agree as follows:

1. The Law Firm agrees to accept and the Company agrees to issue to the Attorney 35,000 shares of the Company's common stock which Shares shall be registered by the Company in a Form S-8 Registration Statement with the Securities and Exchange Commission.

2. This Agreement does include legal services to be rendered to Posternetwork.com, Inc. or legal services to be rendered in connection with complaint filed by Goldstein & Digioia, LLP against the Company and Posternetwork.com Inc.

3. The Board of Directors of the Company voted to approve the terms contained herein including, but not limited to, the issuance of 35,000 shares of the Company to the Attorney.

4. This Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

5. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

6. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any rights hereunder or under any other agreement or paper signed by them with respect to the subject matter hereof, unless such waiver is in writing and signed by the party waiving such right. Except as otherwise specifically provided for hereunder, no delay or omission by either party in exercising any right with respect to the subject matter hereof shall be construed as a bar to, or a waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument or paper, will be cumulative, and may be exercised separately or concurrently.

7. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior representations, agreements and understandings. This Agreement shall be binding upon each of us, and upon our heirs, executors, successors and assigns.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

                                       The Widecom Group Inc.

                                       By:    /s/ Raja S. Tuli
                                              -----------------------
                                       Title: President

                                       Mintz & Fraade, P.C.

                                       By:    /s/ Frederick Mintz
                                              -----------------------
                                              Frederick M. Mintz

                                              /s/ Frederick Mintz
                                              -----------------------
                                              Frederick M. Mintz